UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006
PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13245 (Commission File Number)	75-2702753 (I.R.S. Employer Identification Number)

5205 N. O’Connor Blvd Suite 900 Irving, Texas (Address of principal executive offices)		75039 (Zip code)
Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On April 26, 2006, Pioneer Natural Resources Company (the “Company”) entered into an underwriting agreement with Deutsche Bank Securities Inc., as representative of the several underwriters identified therein, relating to the sale to the underwriters of $450 million in aggregate principal amount of the Company’s 6.875% Senior Notes due 2018 (the “Senior Notes”), subject to the terms and conditions therein. The underwriting agreement contains customary representations, conditions, indemnities and rights to terminate the agreement.
The Company is offering the Senior Notes pursuant to the Prospectus Supplement dated April 26, 2006, to the Prospectus dated May 22, 2002 (together, the “Prospectus”), which forms a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-88478) filed with the Securities and Exchange Commission on May 16, 2002.
The underwriting agreement is attached as Exhibit 4.1, and the terms and conditions thereof are incorporated herein by reference. The foregoing description of the underwriting agreement is qualified in its entirety by reference to such exhibit.
Certain of the underwriters and their respective affiliates have performed, and may in the future perform, certain investment banking and advisory services for the Company, for which they received or will receive customary fees and expenses. Affiliates of certain of the underwriters are lenders under our $1.5 billion credit facility. The underwriters or their affiliates may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they would expect to receive customary fees and expenses.
Attached as Exhibit 12.1 is a statement setting forth the computation of the ratio of earnings to fixed charges that appears on page S-8 of the Prospectus.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

4.1	—	Underwriting Agreement, dated April 26, 2006, among the Company and Deutsche Bank Securities Inc, as representative of the several underwriters identified therein.
12.1	—	Statement of Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY
/s/ Darin G. Holderness
Darin G. Holderness
Vice President and Chief Accounting Officer

Dated: April 28, 2006

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
4.1	—	Underwriting Agreement, dated April 26, 2006, among the Company and Deutsche Bank Securities Inc, as representative of the several underwriters identified therein.
12.1	—	Statement of Computation of Ratio of Earnings to Fixed Charges.